Exhibit 99.1

Investor Presentation

November, 2010

TETRA

Forward Looking Statements and Non-GAAP Financial Measures

TETRA

Forward-Looking Statements:

This presentation includes certain statements that are or may be deemed to be forward-looking statements. Generally, the use of words such as "may," "will," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning the potential impact of the Macondo oil spill in the Gulf of Mexico and the related regulatory actions, the potential impact on our operations of security disruptions in Mexico, projections concerning the Company's business activities in the Gulf of Mexico, including potential future benefits from increased regulatory oversight of well abandonment and decommissioning activities, financial guidance, estimated earnings, earnings per share, expected benefits from our agreements and long-term investments, expected results of operational business segments for 2010, the expected impact of current economic and capital market conditions on the oil and gas industry and our operations, statements regarding our beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond our control. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. In addition to the potential impact of the Macondo oil spill in the Gulf of Mexico and related regulatory actions and the potential impact of security disruptions in Mexico, some of the factors that could affect actual results are described in the section titled "Certain Business Risks" contained in our Annual Report on Form 10-K for the year ended December 31, 2009, as well as other risks identified from time to time in our reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures:

During the course of this presentation, we may refer to numerical measures that are or may be deemed to be non-GAAP financial measures. Supplemental financial disclosures for these measures, including the most directly comparable GAAP measures and associated reconciliations, are included in these presentation materials and available on our website at tetratec.com. Supplemental financial disclosures are not substitutes for financial information prepared in accordance with GAAP and should be considered within the context of our complete audited financial results for the given period, which are also available our website.

Further Disclosure Regarding the Use of Non-GAAP Measures:

Net debt is defined as long-term debt minus cash. Management views net debt, a non-GAAP financial measure, as a measure of TETRA's ability to reduce debt, add to cash balances, pay dividends, repurchase stock, and fund investing and financing activities. EBITDA, a performance measure used by management, is defined as net income (loss) plus: (1) interest expense (net of interest income), (2) income tax provision, and (3) depreciation, depletion, amortization, accretion and impairments. EBITDA is not defined under GAAP and does not purport to be an alternative to net income or other GAAP financial measures as a measure of operating performance. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Management views EBITDA as useful to investors and other external users of our consolidated financial statements as an additional tool to evaluate and compare our operating performance, because EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, and amortization, which can vary substantially from company to company. The reconciliation included in the Financial Data Appendix to this presentation is not a substitute for financial information prepared in accordance with GAAP, and should be considered within the context of our complete financial results for the periods indicated, which are available on our website at tetratec.com.

Market Data

TETRA

- Exchange: NYSE
- Avg. Shares Outstanding for the nine months ended 9/30/2010: 75.5 million
- Market Capitalization(1): $721 million*
- Enterprise Value(1): $955 million*
- 3-Month Average Daily Trading Volume: 1.0 million shares*

*As of November 1, 2010

(1) Non-GAAP financial measures are reconciled to the nearest GAAP measure in the Financial Data Appendix to this presentation.

Company Description

TETRA

- TETRA is a growth-oriented, safety-conscious international oil and gas service company
- Focused on delivering above average returns on invested capital
- Involved in:

Completion Services (Fluids)

Completion fluids and engineering services for onshore & offshore customers

Production Enhancement Services

Production testing and wellhead compression services

Late-Life Services (Offshore Services)

Offshore and subsea well services focused on P&A and platform removal

- Includes a complementary GOM E&P business
- Not a marine construction business

Strategy and Long-Term Objectives

TETRA

- Be the preferred supplier of well completion, late-life and production enhancement services operating onshore and offshore in the major producing regions of the world
  - Completion Services (Fluids)
    - Leverage raw material cost advantages to capture higher gross margins as deeper, more complex offshore wells are drilled
    - Capture additional fluids revenue in onshore shale fracturing market
  - Late-Life Services (Offshore Services)
    - Build upon market position and reputation to win additional decommissioning and well abandonment contracts in the Gulf of Mexico and international markets
  - Production Enhancement Services
    - Leverage a leading U.S. onshore flowback well testing position into other testing and related completion and early-stage production services in concert with our Completion Services strategy
    - Be the leading wellhead compression provider
    - Restructure Compressco as an MLP to access lower-cost capital
    - Enter other production enhancement businesses over time

Operations Overview – Global Operations



★ Corporate Headquarters
☆ Operations Offices

Fluids, Testing & Compressco Revenue (1)

	2009	YTD through 9/30/ 2010
US	**66%**	**68%**
Non US	**34%**	**32%**
	100%	**100%**

(1) Essentially all Offshore Services and Maritech revenues were US.

Fluids Division Overview



- High value fluids franchise effectively competing against SLB, HAL & BHI
- A low-cost provider of high-end CBFs to GOM and selected other markets
  - Control manufacturing chain
  - Long-term bromine supply agreement
- Positioned to capture share of growing deepwater markets with more complex wells
- Increasing our penetration of onshore shale basins with water handling and treatment services
- Commissioning a new calcium chloride plant at El Dorado, Arkansas
- Fluids Division derives revenue from calcium chloride sales to oil & gas and other sectors

Fluids Revenues and Rig Count



Fluids Division Revenues and Lagged Total U.S. Rig Count (1)
$ millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
2,500
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
700
500
Rig count
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Fluids Division Revenues
Lagged US Rig Count

- Fluids Division revenues tend to track rig count, particularly GOM floating rig count
  - Changes in revenues lag changes in rig count by approximately one quarter
  - CBF volume per deepwater well is up to 10x volume of a shallow water well
- Rising floating rig count has been driven by deepwater GOM reserves potential
  - Although U.S. GOM rig count is eventually expected to rise now that the drilling moratorium has ended, unclear regulations and slow permitting may limit near-term improvement
- As we grow our fluids presence in shale basins, revenues will increasingly be driven by shale drilling activity

(1) Rig count source: Baker Hughes. Total U.S. rig count has been shifted to the right by one quarter, *i.e.* 4Q 2008 rig count is shown in 1Q 2009.

Offshore Services Overview

TETRA



- Extensive suite of decommissioning and abandonment capabilities
  - A leading provider of mid-to-late-life well services in the GOM
  - Integrated suite of services
    - Heavy lift, well P&A, diving, cutting and wireline services
- Steady demand due to normal depletion and maturation of assets
  - 6,500 structures worldwide, more than 50% in the GOM[1]
  - 3,200 GOM candidate platforms and associated wells in the GOM[1]
  - Federal Idle Iron initiatives will drive increasing decommissioning requirements
- Event-driven demand
  - Platform removal and well abandonment due to hurricanes and storms
  - Cost of remediation can be 10x cost of undamaged infrastructure remediation
- Highly complementary solutions generally deliver better margins than marine construction companies

(1) Sources: OCS Study MMS 2010-007 "Assessment of Marginal Production in the Gulf of Mexico" and Mark Kaiser 2006 "Lost Production from Early Decommissioning and The Gulf of Mexico Decommissioning Market"

Offshore Services Revenues and P&A Demand

TETRA

Offshore Services Revenues and GOM Structures Removed Industry-Wide[1]



$ millions
$140
$120
$100
$80
$60
$40
$20
$-
140
120
100
80
60
40
20
0
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Revenues
GOM Structures Removed

- Fewer than 200 structures are removed in a typical year
- The "P&A Inventory Life" in the GOM is at least 16 years[2]

(1) Source: BOEMRE, BOEMRE industry data may be understated in 2Q 2010 and 3Q 2010 due to reporting lag
(2) Based on 3,200 candidate GOM structures if 200 are removed per year

Maritech Overview

- Proved reserves at 12/31/2009[1]:

Oil	7.1 MMBbls
Gas	33.5 Bcf
Total	12.7 MMBble (76.1 Bcfe)

- 2010 YTD average daily production:

Oil	3.6 MBbls/day
Gas	19.2 MMcf/day
Total	7.1 MBble/day (42.8 MMcfe/day)

- Proved reserves to production ratio: 4.9 years
- Operate primarily in GOM shelf and inland waters of Louisiana



- Have continued to aggressively reduce P&A liabilities
- Maritech's P&A liabilities represent future work for our Offshore Services segment

(1) 12/31/2009 reserves as reported in TETRA Technologies Form 10-K based upon average prices in 2009

Production Enhancement Division

TETRA

- Production Testing segment
  - Largest fleet of onshore flowback well testing equipment in the U.S.[1]
    - Approximately 80% of U.S. well testing fleet deployed in shale basins
  - Expanding global footprint
    - One of the largest testing companies worldwide
  - Broadening scope of well test services and early production capabilities
- Compressco
  - Fleet of more than 3,600 mobile wellhead compression units
    - 73% of these units were in service at year end 2009
  - Our units can typically increase production by more than 120 Mcf/day and extend a well's productive life

(1) Source: Company estimate

Production Testing Revenues

Production Testing Revenues and Avg. U.S. Land Rig Count[1]



$ millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
2,500
2,000
1,500
1,000
500
0
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Production Testing Revenues
Avg. U.S. Land Rig Count

(1) Rig count source: Baker Hughes

Compressco Revenues



Compressco Revenues
$30
$25
$20
$15
$10
$5
$0
$ millions
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Compressco Revenues

Strategic Catalysts

- Onshore Fluids and Production Testing growth driven by well completions in North American shale plays
- Resumption of deepwater GOM completions long-term
- Tightening regulatory standards and enforcement in GOM are favorable for our Offshore Services business
- Global inventory of aging offshore wells and structures
- Greater E&P spending tends to be devoted to enhancing production from active wells when oil and natural gas prices are not at peaks or troughs

Future Milestones

TETRA

- Completion Services (Fluids)
  - El Dorado calcium chloride plant to be fully operational in stages through 2011
  - Maintain our market share in the shallow water and deepwater Gulf of Mexico completion fluids business
  - Initiate sales of heavy completion fluids to Petrobras
  - Grow our fluids handling, water treatment and well testing businesses in the Haynesville, Marcellus and Eagle Ford shale plays
- Late-Life Services (Offshore Services)
  - Capture greater market share in GOM abandonment and decommissioning business and enter international markets in 2011
  - De-risk Maritech: selectively drill prospects but allow reserves to decline
    - aggressively reduce P&A liability
- Production Enhancement Services
  - Coordinate redeployment of certain equipment with Pemex from Burgos Basin to other areas
  - Compressco MLP S-1 filing limits what can be said

Consolidated Financials

TETRA



Revenues and Cash from Operating Activities
$ millions
$1,200
$1,000
$800
$600
$400
$200
$0
2007
2008
2009
9 Months 2009
9 Months 2010
Revenues
Cash from Operating Activities

Consolidated Financials

TETRA

Net Debt and Net Debt/Trailing Twelve Month EBITDA[1]



$ millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
2.5
2.0
1.5
1.0
0.5
0.0
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
Net Debt
Net Debt/Trailing Twelve Month EBITDA

[1] Net debt and EBITDA are non-GAAP financial measures that are reconciled to the nearest GAAP financial measures in the Financial Data Appendix to this presentation.

First Nine Months 2010 Segment Results


Revenue(1)
$Millions
$60.0
$77.1
$203.5
$145.6
$174.3


Profit Before Tax(2)
$Millions
$13.5
$18.1
$11.8
$30.2

Fluids | Offshore Services | Maritech | Production Testing | Compressco

(1) Excludes intercompany revenues of $51.3 million in Offshore Services

(2) Segment profit before tax excludes $40.4 million of corporate overhead and Maritech's pre-tax loss of $4.8 million

Peer Comparisons



2009 Net Income Margin(1)
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
16.2%
10.3%
9.2%
7.8%
7.0%
2.8%
-4.2%
-7.1%
-14.5%
NGS
OII
DVR
TTI
HLX
OIS
NR
SPN
KEG

FOCUSED ON ENERGY. DEDICATED TO SERVICE AND SAFETY.

(1) Source: SEC Filings and publicly available information
Net Income Margin = Net Income (loss) divided by Revenues for 2009

Peer Comparisons

TETRA


2009 Return on Equity(1)
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
15.4%
11.9%
11.0%
7.8%
7.1%
4.3%
-5.6%
-8.7%
-21.0%
OII
TTI
DVR
NGS
HLX
OIS
NR
SPN
KEG

(1) Source: SEC Filings and publicly available information
Return on Equity = 2009 Net Income (loss) divided by YE Stockholders' Equity

Peer Comparisons



Price/Trailing Twelve Month Net Income Plus DD&A
as of 9/30/2010(1)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
13.8
11.8
10.0
9.8
8.5
8.5
8.1
3.4
-2.1
NR
SPN
KEG
NGS
OII
OIS
HLX
TTI
DVR

(1) Source: SEC Filings and publicly available information. See Financial Data Appendix for calculations.

Peer Comparisons

TETRA



Price/Trailing Twelve Month EPS
as of 9/30/2010(1)
40.0
20.0
0.0
-20.0
-40.0
-60.0
-80.0
28.0
26.9
17.3
15.0
14.8
-1.6
-8.8
-56.8
-73.2
NR
NGS
TTI
OII
OIS
DVR
HLX
SPN
KEG

(1) Source: SEC Filings and publicly available information. See Financial Data Appendix for calculations.

Financial Data Appendix

TETRA

(thousands, except per share amount)

Market Capitalization as of 11/1/2010

Stock price per share on 11/1/2010	$	9.55
Average number of shares outstanding for 9 months ended 9/30/2010		75,469
Market Capitalization	$	720,729

Enterprise Value as of 11/1/2010

Market capitalization as of 11/1/2010	$	720,729
Long-term debt as of 9/30/2010		215,035
Current portion of long-term debt as of 9/30/2010		93,114
Cash as of 9/30/2010		(74,154)
Enterprise Value	$	954,724

Financial Data Appendix

TETRA

($ thousands)

Reconciliation of Net Debt and Net Debt/Trailing Twelve Month EBITDA[1]

Net Debt components as of	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Total debt (as reported)	$ 308,149	$ 304,217	$ 307,709	$ 310,132	$ 414,183	$ 399,168	$ 426,228
Cash (as reported)	74,154	89,227	74,410	33,394	8,157	22,596	12,105
Net Debt	$ 233,995	$ 214,990	$ 233,299	$ 276,738	$ 406,026	$ 376,572	$ 414,123

TTM EBITDA components as of	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Net income (loss) - TTM	$ 44,962	$ 67,454	$ 63,069	$ 68,804	$ (16,898)	$ (27,903)	$ (7,661)
Net interest expense - TTM	15,983	14,468	13,641	12,790	13,369	14,617	15,522
Income tax provision - TTM	23,822	35,288	32,814	36,563	1,637	(2,390)	8,527
DD&A - TTM	182,794	167,909	162,892	162,317	190,422	203,370	208,662
TTM EBITDA	$ 267,561	$ 285,119	$ 272,416	$ 280,474	$ 188,530	$ 187,694	$ 225,050
Net Debt/TTM EBITDA	0.87	0.75	0.86	0.99	2.15	2.01	1.84

(1) See Further Disclosure Regarding the Use of Non-GAAP Measures for additional information regarding the use of non-GAAP financial measures

Financial Data Appendix

($ thousands)

2009 Net Income Margin[1]

For the year ended 12/31/2009:	TTI	NGS	NR	KEG	SPN	OII	OIS	DVR	HLX
Revenues	$ 878,877	$ 67,796	$ 490,275	$ 1,078,665	$ 1,449,300	$ 1,822,081	$ 2,108,250	$ 829,362	$ 1,461,687
Net income	68,804	11,015	(20,573)	(156,121)	(102,323)	188,353	59,114	76,627	101,867
2009 Net Income Margin	7.8%	16.2%	-4.2%	-14.5%	-7.1%	10.3%	2.8%	9.2%	7.0%

2009 Return on Equity[1]

For the year ended 12/31/2009:	TTI	NGS	NR	KEG	SPN	OII	OIS	DVR	HLX
Net income	$ 68,804	$ 11,015	$ (20,573)	$ (156,121)	$ (102,323)	$ 188,353	$ 59,114	$ 76,627	$ 101,867
Stockholders' equity as of YE	576,494	142,098	368,022	743,140	1,178,045	1,224,323	1,380,848	694,798	1,427,426
2009 Return on Equity	11.9%	7.8%	-5.6%	-21.0%	-8.7%	15.4%	4.3%	11.0%	7.1%

[1] Source: SEC Filings and publicly available information

Financial Data Appendix

TETRA

($ thousands, except per share amounts)

Price/Trailing Twelve Month Net Income plus DD&A as of 9/30/2010[1]

	TTI	NGS	NR	KEG	SPN	OII	OIS	DVR	HLX
Net income for 3 mos ended 12/31/09	25,805	1,703	16	(13,610)	(114,630)	46,058	39,893	2,840	(55,697)
Net income for 9 mos ended 9/30/10	19,157	5,059	26,856	(3,044)	78,808	152,737	124,066	(313,467)	(77,281)
TTM Net income	$ 44,962	$ 6,762	$ 26,872	$ (16,654)	$ (35,822)	$ 198,795	$ 163,959	$ (310,627)	$ (132,978)
DD&A for 3 mos ended 12/31/09	47,995	2,891	7,248	37,138	53,548	33,433	31,246	18,469	53,747
DD&A for 9 mos ended 9/30/10	134,799	8,770	20,382	98,367	162,152	114,183	92,088	51,953	222,730
TTM DD&A	$ 182,794	$ 11,661	$ 27,630	$ 135,505	$ 215,700	$ 147,616	$ 123,334	$ 70,422	$ 276,477
TTM Net income plus DD&A	$ 227,756	$ 18,423	$ 54,502	$ 118,851	$ 179,878	$ 346,411	$ 287,293	$ (240,205)	$ 143,499
Avg. number of fully diluted shs outstanding for the 9 months ended 9/30/10	76,752	12,204	89,635	125,336	79,573	54,910	52,304	91,042	103,772
TTM Net income plus DD&A/share	$ 2.9674	$ 1.5096	$ 0.6080	$ 0.9483	$ 2.2605	$ 6.3087	$ 5.4928	$ (2.6384)	$ 1.3828
Market price at 9/30/2010	$ 10.20	$ 14.77	$ 8.40	$ 9.51	$ 26.69	$ 53.86	$ 46.55	$ 5.47	$ 11.14
Price/TTM Net income plus DD&A as of 9/30/2010	3.4	9.8	13.8	10.0	11.8	8.5	8.5	-2.1	8.1

Price/Trailing Twelve Month Diluted Earnings Per Share as of 9/30/2010[1]

	TTI	NGS	NR	KEG	SPN	OII	OIS	DVR	HLX
Diluted EPS for 3 mos ended 12/31/09	0.34	0.14	-	(0.11)	(1.46)	0.83	0.78	0.03	(0.53)
Diluted EPS for 9 mos ended 9/30/10	0.25	0.41	0.30	(0.02)	0.99	2.77	2.37	(3.44)	(0.74)
Fully diluted TTM EPS	$ 0.59	$ 0.55	$ 0.30	$ (0.13)	$ (0.47)	$ 3.60	$ 3.15	$ (3.41)	$ (1.27)
Market price at 9/30/2010	$ 10.20	$ 14.77	$ 8.40	$ 9.51	$ 26.69	$ 53.86	$ 46.55	$ 5.47	$ 11.14
Price/Trailing EPS as of 9/30/2010	17.3	26.9	28.0	-73.2	-56.8	15.0	14.8	-1.6	-8.8

[1] Source: SEC Filings and publicly available information

Contacts:

Stuart M. Brightman, President & Chief Executive Officer
Joseph M. Abell, Sr. Vice President & Chief Financial Officer

281/367-1983
Fax: 281/364-4346
www.tetratec.com

TETRA